SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

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       14a-6(e)(2))
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[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                         Volt Information Sciences, Inc.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)


           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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                  applies:

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                  computed  pursuant  to  Exchange  Act Rule 0-11 (Set forth the
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                  was determined):

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         Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         VOLT INFORMATION SCIENCES, INC.
                              560 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10022-2928

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  APRIL 5, 2001

TO THE SHAREHOLDERS OF
VOLT INFORMATION SCIENCES, INC.

         The Annual Meeting of Shareholders of Volt Information Sciences, Inc. (the "Company") will be held at the 1st floor Atrium, Volt Corporate Park, 2401
N. Glassell Street, Orange, California, on Thursday, April 5, 2001, at 1:00 P.M., Pacific time, to consider the following:

         1. The election of one Class I director to serve until the 2002 Annual Meeting of Shareholders and until his successor is elected and qualified and four Class II directors to serve until the 2003 Annual Meeting of Shareholders and until their respective successors are elected and qualified;

         2. A proposal to ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the fiscal year ending November 4, 2001; and

         3. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on February 26, 2001 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to be present, kindly fill out and sign the enclosed Proxy exactly as your name appears on the Proxy, and mail it promptly in order that your vote can be recorded. A return envelope is enclosed for your convenience and requires no postage if mailed within the United States. The giving of this Proxy will not affect your right to vote in person in the event that you find it convenient to attend the meeting.

                                              By Order of the Board of Directors

                                                    Jerome Shaw, Secretary

New York, New York
March 5, 2001

                         VOLT INFORMATION SCIENCES, INC.
                              560 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10022-2928

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement, to be mailed on or about March 5, 2001, is furnished in connection with the solicitation by the Board of Directors of Volt Information Sciences, Inc., a New York corporation (the "Company" or "Volt"), of Proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Shareholders of the Company to be held on April 5, 2001 and at any adjournments or postponements thereof (the "Annual Meeting").

         Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on February 26, 2001 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on that date, there were issued and outstanding 15,209,365 shares of Common Stock of the Company. Each issued and outstanding share of Common Stock on that date is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of at least 35% of the total issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

         All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of specification: (a) for the election of all nominees named herein to serve as directors, and (b) in favor of the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors. Management does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no other matters to come before the Annual Meeting. If any other matters or motions come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote Proxies in accordance with their judgment on those matters or motions, including any matter dealing with the conduct of the Annual Meeting. Proxies may be revoked at any time prior to their exercise by written notification to the Secretary of the Company at the Company's principal executive offices located at 560 Lexington Avenue, New York, New York 10022-2928, by voting at the Annual Meeting or by submitting a later dated proxy.

         The Company maintains a 401(k) Savings Plan (the "Savings Plan") that holds certain Common Stock of the Company. Effective January 1, 2001, the Company's Employee Stock Ownership Plan (the "ESOP") was merged into the Savings Plan (as merged, the "Plan"). Separate accounts are maintained for the Common Stock held under the ESOP (the "ESOP Account") and Savings Plan (the "Savings Plan Account") features of the Plan. Subaccounts are maintained for each participant under the ESOP Account and Savings Plan Account. Separate Proxies are being transmitted to each employee of the Company (a) to whom shares of Common Stock have been allocated under the ESOP, or (b) who has acquired and holds shares of Common Stock as a participant in the Savings Plan. Shares held in a participant's ESOP subaccount or Savings Plan subaccount will be voted by the trustee of the Plan as directed by the participant in a signed Proxy which is timely returned to the Plan's trustee or its designee; and unallocated shares in the ESOP and shares in a participant's ESOP subaccount or Savings Plan subaccount as to which the Plan trustee does not receive a direction will be voted by the trustee as directed by the Administrator of the Plan in such manner as the Plan Administrator deems proper in its fiduciary capacity for the benefit of the Plan and its participants.

         A plurality of votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee to serve as a director. The affirmative vote of a majority of votes cast at the Annual Meeting in person or by proxy is required to ratify the selection of Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors for fiscal 2001. Votes withheld, in the case of the election of directors, and abstentions and any broker non-votes with respect to the ratification of independent auditors are not considered votes cast with respect to that matter and, consequently, will have no effect on the vote on that matter, but are counted in determining a quorum.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

                         OWNERS, MANAGEMENT AND NOMINEES

         The following table sets forth information, as of February 15, 2001 (except as described in the footnotes to the following table), with respect to the beneficial ownership of Common Stock, the Company's only class of voting or equity securities, by (a) each person who is known to the Company to own beneficially more than five percent of the outstanding shares of Common Stock,
(b) each of the directors of the Company, including nominees to serve as directors, (c) each of the executive officers named in the Summary Compensation Table contained under "Executive Compensation" and (d) executive officers and directors as a group:

NAME AND ADDRESS                                        AMOUNT AND NATURE OF
OF BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP (1)               PERCENT OF CLASS (2)
-------------------                                    ------------------------               --------------------
William Shaw                                             3,647,347   (3) (4)                          23.9%
560 Lexington Avenue
New York, NY 10022-2928

Jerome Shaw                                              3,204,241   (3) (5)                          21.0%
2401 N. Glassell Street
Orange, CA 92665

Westport Asset Management, Inc.                          1,068,112   (6)                               6.9%
  and Westport Advisers LLC
253 Riverside Avenue
Westport, CT 06880

Dimensional Fund Advisors, Inc.                            930,400   (7)                               6.0%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

James J. Groberg                                            17,812   (3)                               *

Steven A. Shaw                                             242,338   (3)                               1.6%

Howard B. Weinreich                                         22,505   (3)                               *

Lloyd Frank                                                 10,529   (8)                               *

Bruce G. Goodman                                           108,336   (9)                               *

Mark N. Kaplan                                               7,500   (3)                               *

Irwin B. Robins                                             22,795   (3)                               *

William H. Turner                                            1,000                                     *

All executive officers and directors as a                7,303,674   (3) (4) (5) (8)(9)              46.9%
group (14 persons, including the foregoing)
_________________________                                                                 (Footnotes contained on next
                                                                                                     page)

(1) Except as noted, the named beneficial owners have sole voting and dispositive power with respect to their beneficially owned shares. Includes shares held in the executive officer's ESOP subaccount and Savings Plan subaccount.

(2) Asterisk indicates less than 1%. Shares reflected as owned by a person that are not outstanding, but that are issuable upon exercise of the portion of options held by such person that are exercisable on or within 60 days after February 15, 2001, are considered outstanding for the purpose of computing the percentage of outstanding Common Stock that would be owned by the person if the options were exercised, but (except for the calculation of the beneficial ownership by all executive officers and directors as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person. None of the named persons are known to own shares of common stock of Autologic Information International, Inc., a 59% owned publicly-held subsidiary of the Company ("Autologic"). If the portion of the options granted by Autologic that are exercisable within 60 days of February 15, 2001 and held by William Shaw (4,000 shares), Jerome Shaw (4,000 shares), James J. Groberg (7,000 shares), Steven A. Shaw (800 shares), Howard B. Weinreich (5,000 shares), Irwin B. Robins (7,000 shares) and all (9 persons) executive officers and directors of the Company as a group (37,300 shares) were exercised, none of such person or group would own at least 1% of the outstanding common stock of Autologic.

(3) Includes the following shares issuable upon the exercise of the portion of options granted by the Company which are exercisable on or within 60 days after February 15, 2001: William Shaw, 45,000 shares; Jerome Shaw, 45,000 shares; James J. Groberg, 14,500 shares; Steven A. Shaw, 11,800 shares; Howard B. Weinreich, 9,500 shares; Irwin B. Robins, 13,000 shares; Mark N. Kaplan, 4,500 shares; and all (14 persons) executive officers and directors as group, 155,700 shares.

(4) Includes 99,561 shares owned by Mr. Shaw as sole trustee of a trust for the benefit of his wife, as to which shares Mr. Shaw disclaims beneficial ownership.

(5) Includes (i) 2,887,430 shares owned by Mr. Shaw and his wife as trustees of a revocable trust for their benefit or as community property, as to which shares they may be deemed to have shared voting and investment power (pursuant to the terms of the trust, Mr. Shaw may demand that the shares in trust be transferred to him at any time) and (ii) 236,250 shares owned by Mr. Shaw and his wife as trustees of a trust for the benefit of one of their children, as to which shares Mr. and Mrs. Shaw may be deemed to have shared voting and investment power (the inclusion of which 236,250 shares is not an admission of beneficial ownership of those shares by Mr. Shaw) and (iii) 6,750 shares owned by Mr. Shaw's wife, as to which shares Mr. Shaw disclaims beneficial ownership.

(6) Based on information as of December 31, 2000 contained in a Schedule 13G dated February 12, 2001 which indicates sole beneficial ownership as to 160,412 shares and shared beneficial ownership with respect to 907,700 shares.

(7) Based on information as of December 31, 2000 contained in a Schedule 13G dated February 2, 2001.

(8) Includes 2,529 shares owned by Mr. Frank's wife, as to which Mr. Frank disclaims beneficial ownership.

(9) Includes (i) 1,400 shares owned by Mr. Goodman as custodian for his minor children, (ii) 94,536 shares owned by Mr. Goodman's wife, individually, and (iii) 6,800 shares owned by Mr. Goodman's wife as custodian for their minor children, as to all of which shares Mr. Goodman disclaims beneficial ownership.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors consists of nine directors, divided into two classes. The terms of office of Class I and Class II directors expire at the 2002 and 2001 Annual Meetings of Shareholders, respectively. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that annual meeting to serve for a term of two years each and until their respective successors are elected and qualified. Each of the present directors of the Company was elected by the Company's shareholders except Bruce
G. Goodman, who was elected by the Board of Directors on May 25, 2000.

         Unless otherwise directed, persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Bruce G. Goodman as a Class I director to serve until the 2002 Annual Meeting of Shareholders and William Shaw, Jerome Shaw, James J. Groberg and William H. Turner as Class II directors to serve until the 2003 Annual Meeting of Shareholders and, in each case, until his successor is elected and qualified (those persons are referred to in this Proxy Statement as the "nominees"). Each nominee has indicated his availability to serve as a director. In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors.

         A plurality of the votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee. Votes withheld will have no effect on the outcome of the election of directors.

BACKGROUND OF NOMINEES AND CONTINUING DIRECTORS

NOMINEES

(CLASS I)

         BRUCE G. GOODMAN, 52, has been a director of the Company since May 2000. He has been a partner of the law firm of Hinckley, Allen & Snyder LLP since April 1995. Hinckley, Allen & Snyder LLP provided legal services to the Company during fiscal 2000 and has been retained to provide legal services to the Company during fiscal 2001.

(CLASS II)

         WILLIAM SHAW, 76, a founder of the Company, has been President, Chairman of the Board and Chief Executive Officer of the Company since its formation and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a director of the Company since its formation in 1957. He is also a director of Autologic, the Company's 59% owned publicly-held subsidiary.

         JEROME SHAW, 74, also a founder of the Company, has been Executive Vice President and Secretary of the Company since its formation and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a director of the Company since its formation in 1957. He is also a director of Autologic.

         JAMES J. GROBERG, 72, has been a Senior Vice President and the Chief Financial Officer of the Company since September 1985 and was also employed in executive capacities by the Company from 1973 to 1981. He has served as a director of the Company since 1987. He is also a director of Autologic.

         WILLIAM H. TURNER, 61, has been a director of the Company since August 1998. He has been Chairman since September 1999 and, from August 1997 to August 1999, was President, of PNC Bank, New Jersey. From October 1996 to July 1997, he was President and Chief Executive Officer of Franklin Electronic Publishers, Inc. (a designer and developer of hand-held electronic information products) and, from February 1991 to September 1996, he was Vice Chairman of The Chase Manhattan Bank and its predecessor, Chemical Banking Corporation. He is also a director of Standard Motor Products, Inc., Franklin Electronic Publishers, Inc. and New Jersey Resources Corp.

DIRECTORS WHOSE TERM OF OFFICE  CONTINUES AFTER THE ANNUAL MEETING

(CLASS I)

         IRWIN B. ROBINS, 66, retired as Senior Vice President of the Company in June 2000, a position he had held since September 1985. He had been employed in executive capacities by the Company since 1980. Since his retirement, Mr. Robins has served as a consultant to the Company handling certain legal and transactional matters as are mutually agreed upon (see "Executive Remuneration - Employment Agreements and Termination of Employment"). Mr. Robins has served as a director of the Company since 1981.

         STEVEN A. SHAW, 41, has been a Senior Vice President of the Company since November 2000 and a Vice President of the Company since April 1997. He has been employed by the Company in various capacities since November 1995. He has served as a director of the Company since August 1998.

         LLOYD FRANK, 75, has been a director of the Company since March 2000. Mr. Frank has been a partner in the law firm of Jenkens & Gilchrist Parker Chapin LLP (and its predecessor, Parker Chapin LLP) since January 1977. Parker Chapin LLP provided legal services to the Company and Autologic during fiscal 2000 and Jenkens & Gilchrist Parker Chapin LLP has been retained to provide legal services to the Company and Autologic during fiscal 2001. Mr. Frank is also a director of Park Electrochemical Corp. and DRYCLEAN USA, Inc.

         MARK N. KAPLAN, 71, has been a director of the Company since April 1991. Mr. Kaplan has been of counsel to the law firm of Skadden, Arps, Slate, Meagher & Flom LLP since 1999 and, from October 1979 until that time, was a partner in that firm. Skadden, Arps, Slate, Meagher & Flom LLP may be retained to provide legal services to the Company during fiscal 2001. Mr. Kaplan is also a director of Grey Advertising Inc., DRS Technologies, Inc., Refac Technology Development Corporation, autobytel.com, American Biltrite, Inc., Congoleum Corporation and myturn.com.

         William Shaw and Jerome Shaw are brothers. Steven A. Shaw is the son of Jerome Shaw. Bruce G. Goodman is the son-in-law of William Shaw. There are no other family relationships among the directors or executive officers of the Company. Messrs. William Shaw and Jerome Shaw are parties to employment
agreements   with  the  Company.   See  "Executive   Remuneration  -  Employment
Agreements."

COMMITTEES OF THE BOARD

         The Company has Audit, Compensation and Stock Option Committees, but does not have a nominating committee.

         The Audit Committee consists of Lloyd Frank, Mark N. Kaplan and William
H. Turner, each of whom meets the independence requirements for audit committee members under the listing standards of the New York Stock Exchange, on which the Company's Common Stock is listed. The committee provides assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the publicly distributed financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee met five times during the past fiscal year.

         The Compensation Committee consists of Messrs. Kaplan, Turner and Frank and is authorized to make recommendations to the Board concerning the compensation of those executive officers who are also directors of the Company. The Compensation Committee met three times during the past fiscal year.

         The Stock Option Committee consists of Messrs. William Shaw and Kaplan and is authorized to administer (including granting options under) the Company's stock option plans. However, since August 1996, when revised provisions of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934 became effective, all options have been granted by the full Board of Directors.

         The Board of Directors met four times during the past fiscal year. Each incumbent director attended at least 75% of the meetings of the Board of Directors and Committees on which he served which were held during the portion of the fiscal year during which he served as a director.

AUDIT COMMITTEE REPORT

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent public auditors have the responsibility for the examination of the Company's annual financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended November 3, 2000, the Audit Committee:

         o Reviewed and discussed the audited financial statements for the fiscal year ended November 3, 2000 with management and Ernst & Young, the Company's independent auditors;

         o Discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         o Received the written disclosures and the letter from Ernst & Young regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed Ernst & Young's independence with Ernst & Young and considered whether the provision of non-audit services rendered by Ernst & Young was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see "Ratification of the Selection of Auditors," below).

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended November 3, 2000 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

                                                               Respectfully,

                                                               Lloyd Frank
                                                               Mark N. Kaplan
                                                               William H. Turner

                             EXECUTIVE REMUNERATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the compensation during the fiscal years ended November 3, 2000, October 29, 1999 and October 30, 1998 of the Company's Chief Executive Officer and each of the four other executive officers of the Company serving as executive officers of the Company at the end of fiscal 2000 who received the highest cash compensation during the fiscal year ended November 3, 2000 for services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE
                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                                                                      ------------
                                                                                       SECURITIES
                                                                                       UNDERLYING
                                                   ANNUAL COMPENSATION                   OPTIONS
                                                   -------------------              -----------------            ALL OTHER
PRINCIPAL POSITION                YEAR         SALARY (1)           BONUS          VOLT       AUTOLOGIC    COMPENSATION (2)
------------------                ----         ----------           -----          ----       ---------    ----------------
William Shaw,                     2000          $382,212         $    --            --           --              $4,111
President and                     1999           368,462              --            --           10,000           1,344
  Chief Executive Officer         1998           355,000           30,000           --           --               1,981

Jerome Shaw,                      2000           382,212             --             --           --               4,111
Executive Vice President          1999           368,462             --             --           10,000           1,344
                                  1998           355,000           30,000           --           --               1,981

James J. Groberg,                 2000           325,378           20,000          15,000        --               4,400
Senior Vice President and         1999           297,461           20,000          15,000         5,000           1,091
  Chief Financial Officer         1998           284,769           25,000           5,000        --               1,683

Howard B. Weinreich,              2000           241,034            2,000           --           --               4,062
General Counsel and               1999           189,523           12,000           5,000         2,000           1,120
  Vice President                  1998           181,831           12,000           5,000        --               1,683

Steven A. Shaw,                   2000           203,846          101,527 (3)      10,000        --               3,781
Senior Vice President             1999           200,000           40,000           --            2,000             993
                                  1998           141,278             --            3,500         --                 665

----------------
(1) Includes compensation deferred under the Company's deferred compensation plan and under Section 401(k) of the Internal Revenue Code of 1986, as amended.

(2) Amounts in fiscal 2000 include premiums under the Company's group life insurance policy ($528 for each of William Shaw and Jerome Shaw; $259 for James J. Groberg; and $198 for each of Steven A. Shaw and Howard B. Weinreich); the market value at the date of contribution of the portion of the shares of Common Stock contributed by the Company under the ESOP ($1,494 for each of the Named Executives Officers); the market value at fiscal year-end of the portion of the shares forfeited by terminated employees under the ESOP feature of the Plan, which were allocated during fiscal 2000 with respect to fiscal 1999 to the named officers in accordance with the Plan ($120 for each of the Named Executive Officers); and the Company's contribution under the Savings Plan feature of the Plan ($1,969 for each of William Shaw, Jerome Shaw and Steven Shaw; $2,527 for James J. Groberg; and $2,250 for Howard B. Weinreich).

(3) Based on the pre-tax income of a division for which Mr. Shaw has management responsibility.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning options granted by the Company during the Company's 2000 fiscal year to the Named Executive Officers (no options were granted during fiscal 2000 to any of the Named Executive Officers under any stock option plan of Autologic):

                                                      INDIVIDUAL OPTIONS
                                                      ------------------
                          NUMBER OF       PERCENT OF
                          SHARES          TOTAL OPTIONS                                                 POTENTIAL
                          UNDERLYING      GRANTED TO         EXERCISE                          REALIZABLE VALUE AT ASSUMED
                          OPTIONS         EMPLOYEES IN       PRICE        EXPIRATION           ANNUAL RATES OF STOCK PRICE
                          GRANTED (1)     FISCAL YEAR (2)    PER SHARE         DATE         APPRECIATION FOR OPTION TERM (3)
                          ------------    ---------------    ---------         ----         --------------------------------
                                                                                                 5%                10%
                                                                                               ------            -----
James J. Groberg              15,000            49.8%          $21.81         1/16/10          205,766           521,453

Steven A. Shaw                10,000            33.2%          $22.31        11/28/09          140,322           355,604

----------------
(1) Each option was granted under the Company's 1995 Non-Qualified Stock Option Plan at an exercise price equal to 100% of the market value of the Company's Common Stock on the date of grant, has a ten year term and vests in five equal annual installments, commencing one year following the date of grant, subject to possible earlier termination at specified times following termination of employment, death or disability.

(2) The percentages reflect the percent of total options granted to all employees of the Company during fiscal 2000.

(3) These values are hypothetical values using assumed compound growth rates prescribed by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, in the market price of the Company's Common Stock.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth certain information concerning (a) Common Stock of the Company purchased during the year ended November 3, 2000 by the Named Executive Officers upon the exercise of options granted by the Company to purchase Common Stock of the Company (no stock options to purchase shares of Autologic Common Stock were exercised during fiscal 2000 by the Named Executive Officers) and (b) Common Stock of the Company and Autologic subject to unexercised options held at November 3, 2000 by the Named Executive Officers:

                                                                          NUMBER OF SHARES
                                                                          ----------------
                                                                       UNDERLYING UNEXERCISED   VALUE OF IN-THE-MONEY
                                                                       ----------------------   ---------------------
                                                                         OPTIONS AT FISCAL       OPTIONS AT FISCAL
                                                                         -----------------       -----------------
                                                                              YEAR-END                YEAR-END
                                                                              --------                --------
                                                                          (EXERCISABLE /           (EXERCISABLE /
                               SHARES ACQUIRED           VALUE            ---------------          --------------
NAME                             ON EXERCISE (#)    REALIZED ($)(1)        UNEXERCISABLE)        UNEXERCISABLE) (2)
----                         --- ---------------    ---------------        --------------        ------------------
William Shaw                        75,000             $1,837,500          45,000/-      (3)            -/-
                                                                        13,000/ 6,000    (4)            -/-
Jerome Shaw                                                                45,000/-      (3)     $165,002/-
                                                                        13,000/ 6,000    (4)            -/-
James J. Groberg                                                           6,834/28,666  (3)     $ 17,208/61,500
                                                                           7,000/  3,000 (4)            -/-
Steven A. Shaw                                                            11,800/12,200  (3)     $ 31,808/ 9,212
                                                                             800/  1,200 (4)            -/-
Howard B. Weinreich                                                        7,500/  7,000 (3)     $ 21,625/20,500
                                                                           5,000/  3,000 (4)            -/-
_____________________                                                  (Footnotes contained on next page)

(1) Represents the difference between the closing price of the Company's Common Stock, as reported by the York Stock Exchange (the "NYSE"), on the date of exercise of the option and the option exercise price, multiplied by the number of shares acquired upon exercise of the option.

(2) Represents the difference between the closing price of the Company's Common Stock, as reported by NYSE, on November 3, 2000 and the option exercise price, multiplied by the number of shares subject to options as to which such difference is a positive number ("in-the-money" options). None of the options to purchase common stock of Autologic (which is traded on the Nasdaq National Market) were in-the-money options.

(3)      Shares subject to options granted by the Company.

(4)      Shares subject to options granted by Autologic.

STANDARD COMPENSATION OF DIRECTORS

         Each director of the Company who is not an officer or employee of the Company received a director's fee at the annual rate of $25,000, which fee was increased to $30,000 effective January 1, 2001, and is also reimbursed for out-of-pocket expenses related to his services.

         In June 2000, Irwin B. Robins retired as Senior Vice President and head of the Company's legal department. Mr. Robins continues to serve as a consultant to the Company handling certain legal and transactional matters as are mutually agreed upon. In connection with his retirement, the Company and Mr. Robins entered into a severance and consulting agreement which originally provided for payments to Mr. Robins of $100,000 upon Mr. Robin's retirement and $100,000 on January 2, 2001. However, with the approval of the Board of Directors, the second installment was paid in June, 2000. In addition, Mr. Robins receives compensation at an hourly rate agreed upon from time to time as services are provided to the Company. Stock options held by Mr. Robins at the time of his retirement to purchase shares of the Company's Common Stock remain exercisable in accordance with their terms for the remainder of each option's ten-year term in the same manner as if Mr. Robins remained an employee provided Mr. Robins complies with the non-competition covenant contained in his stock option agreements. In consideration of the foregoing, Mr. Robins extended the term of the non-competition provision for a period of five years following the later of his cessation of service as a consultant or director, regardless of the reason for such cessation. Mr. Robins was paid $5,717 for services rendered as a consultant to the Company during fiscal 2000 and $10,415 for services rendered as a director.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT

         The Company is a party to employment agreements dated as of May 1, 1987 with William Shaw and Jerome Shaw. These agreements, as amended, provide for the employment of each in his present executive capacity at an annual base salary which is presently $400,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors). The employment term under each employment agreement continues until the April 30 which is five years next following the giving by either the Company or the executive of notice to terminate such employment. The agreements also provide for service thereafter for the remainder of the executive's life as a consultant to the Company for annual consulting fees equal to 75% for the first ten years of the consulting period, and 50% for the remainder of the consulting period, of his base salary as in effect immediately prior to the commencement of the consulting period. Upon the death of the executive, the Company will pay to his beneficiary a death benefit equal to three times his annual base salary at the date of death if his death shall have occurred while employed as an executive, 2.25 times his annual base salary at the end of his employment as an executive if his death shall have occurred during the first ten years of the consulting period or 1.5 times his annual base salary at the end of his employment as an executive if his death shall have occurred during the remainder of the consulting period. Each employment agreement permits the executive to accelerate the commencement of the consulting period if a "change in control", as defined in the agreements, of the Company shall occur or if the Company's office where the executive presently performs his principal services shall be relocated to a different geographical area.

         Under their employment agreements, William Shaw and Jerome Shaw are prohibited from engaging in any business competitive with the Company, competing with the Company for its customers or encouraging employees of the Company to leave their employment. These restrictions apply for the duration of the respective agreements and for one year thereafter if the executive's employment shall have been terminated by the Company "for cause," as defined in the agreement. William Shaw and Jerome Shaw will not be bound by these restrictions after a "change in control," as defined in the agreement, of the Company shall have occurred if, during their respective consulting periods, they shall elect to terminate their respective employment agreements and thereby relinquish any further payments or other benefits thereunder.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         To date, all decisions regarding the cash compensation of executive officers who are directors and, since August 1996, all decisions regarding the granting of stock options have been made by the entire Board of Directors. Accordingly, William Shaw, Jerome Shaw, Irwin B. Robins (who ceased being an executive officer upon his retirement in June 2000, but who has remained a director of, and consultant to, the Company), James J. Groberg and Steven A. Shaw, executive officers and directors of the Company, participated in deliberations of the Company's Board of Directors concerning executive officer compensation during the year ended November 3, 2000, as well as did Mark N. Kaplan, Lloyd Frank, Bruce G. Goodman and William H. Turner. Each executive officer who is also a director does not participate in deliberations as to his own compensation. During fiscal 2000, Parker Chapin LLP, of which firm (and its successor) Mr. Frank has been a partner, received legal fees of $159,335 for services provided to the Company and its subsidiaries during fiscal 2000 and Hinckley, Allen and Snyder LLP, of which firm Mr. Bruce G. Goodman is a partner, received $4,077 for services rendered to the Company in fiscal 2000. The Company renders various payroll and related services to a corporation primarily owned by Steven A. Shaw, a Senior Vice President and director of the Company, for which the Company received approximately $3,000 in excess of its direct costs in fiscal 2000. Such services are performed on a basis substantially similar to those performed by the Company for, and at substantially similar rates as is charged by the Company to, unaffiliated third parties. In addition, the Company rents to that corporation approximately 2,500 square feet of space in its El Segundo, California facility on a month-to-month basis at a rental of $1,500 per month, which the Company believes is the fair market rental for such space.

REPORT WITH RESPECT TO EXECUTIVE COMPENSATION DETERMINATIONS

         The following report with respect to the Company's compensation policies applicable to the determination of the compensation of the Company's executive officers for fiscal 2000 is presented by the Board of Directors.

         Executive Compensation. Compensation of executive officers is comprised of salary as a base compensation, bonuses as a means of short-term compensation and stock options to foster long-term incentive. All determinations as to the compensation of an executive officer who is also a member of the Board is made on an individual basis by the Board, based on recommendations of the Compensation Committee of the Board and after consultation with senior management, although an executive officer who is also a member of the Board does not participate in the Board's determination of his own compensation.

         In making its decisions as to base salary, the Board gives effect to the executive's performance and responsibilities, inflationary trends, competitive market conditions and other subjective factors, without ascribing specific weights to these factors. Bonuses are based upon the Company's, a segment's or a division's performance, as well as the executive's overall performance, contribution toward the Company's profitability, meeting corporate objectives and, in certain instances, meeting specific corporate goals or completing specific programs or projects. The compensation (salary and bonuses) of the five executive officers who are not members of the Board is determined by senior management utilizing similar subjective criteria.

         The Company has utilized stock options as the primary method of providing long-term incentive compensation to key employees, including executive officers, of the Company and its subsidiaries. The Board believes that stock options foster the interest of key employees in seeking long-term growth for the Company, as well as linking their interests with the overall interest of shareholders. In determining when to grant options and the size of the award to any particular executive, the Board takes into consideration factors such as the executive's position, level of responsibility, value to the Company, objectives, accomplishments and performance, the incentive and objectives intended to be provided, when the last prior option was granted to the individual, the individual's other compensation and the recommendation of senior management. No one factor is given special weight, but decisions are made based on an overall assessment of each individual.

         Chief Executive Officer Compensation. The Board, in determining the fiscal 2000 annual compensation of William Shaw, the Company's Chief Executive Officer, determined to increase Mr. Shaw's annual salary by $25,000 to $400,000 based upon Mr. Shaw's leadership, experience, knowledge and reputation in the industries in which the Company conducted business, and who, as one of the senior managers of the Company, was primarily responsible for the continued success of the Company.

         Certain Tax Legislation. Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)") precludes a public company from taking a federal income tax deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers. Certain "performance based compensation" is excluded from the deduction limitation. The Company believes that all of the fiscal 2000 compensation of its executive officers, including compensation resulting from the exercise of stock options, is deductible. The options granted by the Board in fiscal 2000 and 1999 are not deemed "performance based compensation" under
Section 162(m). Therefore, the difference between the market value of the Company's Common Stock underlying those stock options at the date of their exercise and the exercise price of the options will be taken into account in determining whether the $1,000,000 Section 162(m) limitation is exceeded.

                                  Respectfully,

   William Shaw                  Jerome Shaw                     Irwin B. Robins
   James J. Groberg              William H. Turner               Steven A. Shaw
   Mark N. Kaplan                Bruce G. Goodman                Lloyd Frank

SHAREHOLDER RETURN PERFORMANCE GRAPH

         The Company's Common Stock has been listed on the NYSE since May 7, 1997, prior to which it was quoted on the NASDAQ Stock Market's National Market System. The following graph compares the cumulative total shareholder return to holders of the Company's Common Stock with (a) the NYSE Stock Market Index and
(b) securities of companies traded on the NYSE having market capitalizations that are within 5% of the market capitalization of the Company's Common Stock as at the end of the Company's latest fiscal year-end (this peer group has been historically selected by the Company because the Company operates in five diverse business segments). The comparison assumes $100 was invested on November 1, 1995 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends (the Company paid no dividends during the periods):

                        [PERFORMANCE GRAPH APPEARS HERE]

--------------------------------------------------- ---------- --------- --------- --------- --------- ----------
                                                      1995       1996      1997      1998      1999      2000
                                                      ----       ----      ----      ----      ----      ----
--------------------------------------------------- ---------- --------- --------- --------- --------- ----------
VOLT INFORMATION SCIENCES, INC.                       $100       $167      $431      $150      $123      $136
--------------------------------------------------- ---------- --------- --------- --------- --------- ----------
NEW YORK STOCK EXCHANGE INDEX                          100       $122      $159      $183      $213      $230
--------------------------------------------------- ---------- --------- --------- --------- --------- ----------
PEER GROUP INDEX                                       100       $110      $127      $114      $100      $  89
--------------------------------------------------- ---------- --------- --------- --------- --------- ----------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date and representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended November 3, 2000 were timely filed, except that Steven A. Shaw was two days late in filing a report concerning his purchase of 500 shares of Common Stock and Ludwig M. Guarino was one month late in reporting a sale of an aggregate of 600 shares for his daughter and as custodian for his daughter.

                      RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors of the Company has, subject to shareholder ratification, selected Ernst & Young as the independent auditors to audit the Company's financial statements for the fiscal year ending November 4, 2001.

AUDIT FEES

         Audit fees billed and expected to be billed by Ernst & Young for its audits of the annual financial statements of the Company and its subsidiaries, including Autologic, for the year ended November 3, 2000 and for its review of the financial statements included in Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for that year were $440,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Company and its subsidiaries, including Autologic, did not engage Ernst & Young to provide advice regarding financial information systems design and implementation during the fiscal year ended November 3, 2000.

ALL OTHER FEES

         Fees billed and expected to be billed by Ernst & Young for all other services rendered to the Company and its subsidiaries, including Autologic, during the Company's 2000 fiscal year are $541,000, including audit related services of $206,000 and non-audit related services of $335,000. Audit related services principally include fees for audits of employee benefit plans and statutory audits. Non-audit related fees consist primarily of tax related services.

         In connection with recently revised standards for independence of the Company's independent public accountants promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young.

ANTICIPATED ATTENDANCE BY ERNST & YOUNG AT THE ANNUAL MEETING

         Ernst & Young has indicated to the Company that it intends to have a representative present at the Annual Meeting who will be available to respond to appropriate questions. This representative will have the opportunity to make a statement if he or she so desires.

REQUIRED VOTE

         A resolution will be submitted to shareholders at the Annual Meeting for such ratification. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy will be required to adopt this resolution. The Board of Directors recommends a vote "FOR" this resolution. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal. If the resolution selecting Ernst & Young LLP as independent public accountants is adopted by shareholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of shareholders.

                                  MISCELLANEOUS

COST OF SOLICITING PROXIES

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding Proxy soliciting material to beneficial owners of Common Stock, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telegraph or personal interviews.

INDEMNIFICATION INSURANCE

         New York law permits a corporation to purchase insurance covering a corporation's obligation to indemnify directors and officers and also covering directors and officers individually, subject to certain limitations, in instances in which they may not otherwise be indemnified by the corporation. In March 2000, the Company extended insurance policies from National Union Fire Insurance Company of Pittsburgh, PA, Federal Insurance Company and Columbia Casualty Company covering reimbursement to the Company for any obligation it incurs as a result of indemnification of officers and directors and also covering indemnification for officers and directors individually in certain cases where additional exposure might exist. The policies expire in March 2002. The premium cost for the two years of the policies is $541,788.

SHAREHOLDER PROPOSALS

         From time to time shareholders may present for consideration at meetings of shareholders proposals which may be proper subjects for inclusion in the proxy statement and form of proxy distributed in connection with such meetings. In order to be so included, such proposals must be submitted in writing on a timely basis. Shareholder proposals intended to be included in the Company's proxy statement and form of proxy to be used in connection with the Company's 2002 Annual Meeting of Shareholders must be received by the Company by November 5, 2001. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 560 Lexington Avenue, New York, New York 10022-2928.

         The Company's by-laws, as amended, require shareholders who intend to nominate directors or propose business at any annual meeting to provide advance notice of such intended action, as well as certain additional information, to the Company. Such notice and information must be timely received by the Secretary of the Company at 560 Lexington Avenue, New York, New York 10022-2928 not less than 120 nor more than 150 days prior to the anniversary date of the notice of the annual meeting of shareholders held in the immediately preceding year. However, in the event the date of the annual meeting is changed by more than 30 days from the one year anniversary date of the date the annual meeting was held in such immediately preceding year and less than 130 days informal notice to shareholders or other public disclosure of the date of the annual meeting in the current year is given or made, advance notice of nominations or business proposed by a shareholder must be received by the Company not later than the close of business on the tenth calendar day following the date on which formal or informal notice or public disclosure of the date of the annual meeting is mailed or otherwise first publicly announced, whichever first occurs. Copies of the by-law provision is available upon request made to the Secretary of the Company.

                                              By Order of the Board of Directors

                                                  Jerome Shaw, Secretary

New York, New York
March 5, 2001

                                   APPENDIX A
                                   ----------

                         VOLT INFORMATION SCIENCES, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be a committee of the Board of Directors known as the Audit Committee. The Audit Committee shall be composed of three or more directors, appointed by the Board of Directors, who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Members will be financially literate and at least one will have accounting or related financial management expertise. Audit Committee members shall meet the requirements of the listing standards of the New York Stock Exchange. A majority shall constitute a quorum of the Audit Committee. A majority of the members in attendance shall decide any questions brought before any meeting of the Audit Committee.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the publicly distributed financial reports of the Company.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to oversee the corporate accounting and reporting practices of the Company, relative to internal controls and generally accepted accounting principles. In so doing, the Audit Committee should maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the Company.

In carrying out its responsibilities, the Audit Committee will:

1. Recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

2. Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee.

3.   Review the independence and performance of the independent auditors.

4. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion of the audit, review such audit, including comments or recommendations of the independent auditors.

5. Review with the independent auditors, the Company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such controls or particular areas where new or more detailed controls or procedures are desirable. Discuss with the independent auditors significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

6. Review the internal audit function of the Company, including its independence, authority, reporting obligations, organizational structure, staff qualifications and the proposed internal audit plans for the current year.

7. Review the Company's annual audited financial statements prior to filing or distribution with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

8. Review with financial management and the independent auditors the Company's quarterly financial results, and discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Auditing Standards 61.

9. Review with financial management and the independent auditors their judgments about the accounting principles employed by the Company.

10. Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial, accounting and auditing personnel and the cooperation that the independent auditors received during the course of the audit.

11. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

12. Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

13. Review and reassess the adequacy of this charter at least annually. Submit this charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission regulations.

14. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

Nothing contained in this charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Audit Committee except to the extent otherwise provided under the New York law which shall continue to set the legal standard for the conduct of the members of the Committee.


                                REVOCABLE PROXY
[X]PLEASE MARK VOTES    VOLT INFORMATION SCIENCES, INC.
AS IN THIS EXAMPLE

Solicited On Behalf Of The Board Of Directors For Annual                                                           With-
Meeting Of Shareholders Of Volt Information Sciences, Inc.        1. Election of Directors:                 For    hold
                                                                     (a) The election of the following to  [   ]   [   ]
The undersigned  hereby appoints WILLIAM SHAW, JEROME SHAW and S     serve as a Class I director:
HOWARD B. WEINREICH,  jointly and severally, Proxies with full
power of substitution, to vote on behalf of the undersigned at A     Bruce G. Goodman
the  Annual  Meeting  of  Shareholders  of  VOLT   INFORMATION
SCIENCES,  INC.  to be  held  on  April  5,  2001,  and at any V                                            For    With-   For All
adjournments or postponements  thereof,  as indicated upon the                                                     hold    Except
following  matters as  described  in the Notice of Meeting and I     (b) The election of the following to  [   ]   [   ]   [   ]
accompanying Proxy Statement related to such meeting,  receipt           serve as Class II directors:
of which is acknowledged,  and with  discretionary  power upon N
such other business as may come before the meeting,  according    William Shaw      Jerome Shaw
to the number of votes and as fully as the  undersigned  would G  James J. Groberg  William H. Turner be entitled to vote if personally present, hereby revoking any
prior Proxy or Proxies.                                        S
                                                                  INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below

                                                                  -------------------------------------------------------------
                                                                  2. The proposal to ratify the action of   For    Against  Abstain
                                                                  the Board of Directors in appointing     [   ]    [   ]    [   ]
                                                                  Ernst & Young LLP as the Company's
                                                                  independent auditors for the fiscal
                                                                  year ending November 4, 2001.

                                                                  This Proxy also provides voting instructions to the trustee of the
                                                                  Volt Information Sciences, Inc. Savings Plan.
                                    ---------------------------
  Please be sure to sign and date   |Date                      |  The Board of Directors recommends a vote for the election of each
            this Proxy.             |                          |  nominee to serve as a director and for Proposal 2 set forth in
  -------------------------------------------------------------   this Proxy.
  |                                                            |
  |                                                            |  Each properly executed Proxy will be voted in accordance with the
  |                                                            |  specifications made above. If no specification is made, the shares
  ---Shareholder sign above-----Co-holder(if any) sign above---   represented by this Proxy will be voted FOR the election of all listed nominees and FOR Proposal 2.

                                                                  The Submission Of This Proxy, If Executed Properly,
                                                                             Revokes All Prior Proxies.
--------------------------------------------------------------------------------
    DETACH ABOVE CARD, SIGN DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED
                        VOLT INFORMATION SCIENCES, INC.

--------------------------------------------------------------------------------
NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

Has your address changed?

-----------------------------------------

-----------------------------------------

-----------------------------------------



                                REVOCABLE PROXY
[X]PLEASE MARK VOTES    VOLT INFORMATION SCIENCES, INC.
AS IN THIS EXAMPLE


Solicited On Behalf Of The Board Of Directors For Annual                                                           With-
Meeting Of Shareholders Of Volt Information Sciences, Inc.        1. Election of Directors:                 For    hold
                                                                     (a) The election of the following to  [   ]   [   ]
The undersigned  hereby appoints WILLIAM SHAW, JEROME SHAW and C     serve as a Class I director:
HOWARD B. WEINREICH,  jointly and severally, Proxies with full
power of substitution, to vote on behalf of the undersigned at O     Bruce G. Goodman
the  Annual  Meeting  of  Shareholders  of  VOLT   INFORMATION
SCIENCES,  INC.  to be  held  on  April  5,  2001,  and at any M                                            For    With-   For All
adjournments or postponements  thereof,  as indicated upon the                                                     hold    Except
following  matters as  described  in the Notice of Meeting and M     (b) The election of the following to  [   ]   [   ]   [   ]
accompanying Proxy Statement related to such meeting,  receipt           serve as Class II directors:
of which is acknowledged,  and with  discretionary  power upon O
such other business as may come before the meeting,  according    William Shaw      Jerome Shaw
to the number of votes and as fully as the  undersigned  would N  James J. Groberg  William H. Turner be entitled to vote if personally present, hereby revoking any prior Proxy or Proxies.
                                                                  INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below

                                                                  -------------------------------------------------------------
                                                                  2. The proposal to ratify the action of   For    Against  Abstain
                                                                  the Board of Directors in appointing     [   ]    [   ]    [   ]
                                                                  Ernst & Young LLP as the Company's
                                                                  independent auditors for the fiscal
                                                                  year ending November 4, 2001.
                                    ---------------------------
  Please be sure to sign and date   |Date                      |  The Board of Directors recommends a vote for the election of each
            this Proxy.             |                          |  nominee to serve as a director and for Proposal 2 set forth in
  -------------------------------------------------------------   this Proxy.
  |                                                            |
  |                                                            |  Each properly executed Proxy will be voted in accordance with the
  |                                                            |  specifications made above. If no specification is made, the shares
  ---Shareholder sign above-----Co-holder(if any) sign above---   represented by this Proxy will be voted FOR the election of all listed nominees and FOR Proposal 2.

                                                                  The Submission Of This Proxy, If Executed Properly,
                                                                             Revokes All Prior Proxies.
--------------------------------------------------------------------------------
    DETACH ABOVE CARD, SIGN DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED
                        VOLT INFORMATION SCIENCES, INC.

--------------------------------------------------------------------------------
NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

Has your address changed?

-----------------------------------------

-----------------------------------------

-----------------------------------------
